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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 10, 2000

                         Commission file number 1-13163
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                         TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            North Carolina                                    13-3951308
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(State or other jurisdiction of                          (IRS Employer
of incorporation or organization)                        Identification No.)


                 1441 Gardiner Lane, Louisville, Kentucky 40213
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A




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Item 5.        OTHER EVENTS

               On May 10, 2000, TRICON Global Restaurants, Inc. issued a press release announcing that it has reached an agreement with Burger King Corporation regarding the AmeriServe debtor-in-possession Credit Facility and that AmeriServe has made a claim in
               Bankruptcy   Court  seeking  payment  of  fees  for  distribution
               services rendered to TRICON-owned restaurants prior to the AmeriServe bankruptcy filing. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (c)      Exhibits

               99 Press release dated May 10, 2000 from TRICON Global Restaurants, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TRICON GLOBAL RESTAURANTS, INC.
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                                                           (Registrant)



Date:    May 15, 2000                    /s/      Matthew M. Preston
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                                                  Matthew M. Preston
                                                  Assistant Secretary